Sep. 17, 2020
John Hancock Emerging Markets Equity Fund
Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)
Expense example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be: